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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016

ADEPTUS HEALTH INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas (Address of principal executive offices)	75067 (Zip Code)

(972) 899-6666
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan

        On May 16, 2016, Adeptus Health Inc. (the "Company") held its 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") at which the Company's stockholders approved the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan (the "Amended and Restated Omnibus Plan").

        The Amended and Restated Omnibus Plan (i) increases the annual award limit to non-employee director participants in the Amended and Restated Omnibus Plan from $150,000 to $300,000 (in each case, calculated together with any cash fees paid to such non-employee director in the same fiscal year); (ii) provides that negative discretion may only be applied to cash-based performance compensation awards; and (iii) adds other cash-based awards as a type of award that may be granted under the Amended and Restated Omnibus Plan. The Company's stockholders also approved the material terms of the performance goals that may be utilized for purposes of determining performance awards that may be granted under the Amended and Restated Omnibus Plan. Except as described above, no other changes were made to the terms of the Amended and Restated Omnibus Plan other than certain other technical updates, changes and clarifications to better conform with current practices.

        The material features of the Amended and Restated Omnibus Plan are described on pages 20 through 29 of the Company's Proxy Statement, dated April 15, 2016 (the "Proxy Statement"), which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated description of the Amended and Restated Omnibus Plan are qualified in their entirety by reference to the Amended and Restated Omnibus Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        At the 2016 Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement, and below are the final voting results.

Proposal No. 1—Election of Directors

        At the annual meeting, the Company's stockholders elected the persons listed below as directors for a one-year term expiring at the Company's 2017 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Thomas S. Hall	17,827,597	183,524	799,707
Richard Covert	17,653,101	358,020	799,707
Steven V. Napolitano	17,857,152	153,969	799,707
Daniel W. Rosenberg	17,649,987	361,134	799,707
Gregory W. Scott	17,526,787	484,334	799,707
Ronald L. Taylor	17,540,156	470,965	799,707
Jeffery S. Vender	17,924,291	86,830	799,707
Stephen M. Mengert	17,590,121	421,000	799,707

Proposal No. 2—Approval of the Adeptus Health Inc. Stock Purchase Plan

        The Company's stockholders approved the Adeptus Health Inc. Stock Purchase Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
17,978,175	20,101	12,845	799,707

Proposal No. 3—Approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan

        The Company's stockholders approved the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
13,556,969	4,441,519	12,633	799,707

Proposal No. 4—Ratification of Independent Registered Public Accounting Firm

        The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2016.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
18,789,853	8,230	12,745	—

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.
Exhibit 99.1
The section entitled "Proposal No. 3—Approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan" of the Company's Proxy Statement (incorporated by reference to the Company's Proxy Statement on Schedule 14A filed on April 15, 2016 (File No. 001-36520)).

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPTUS HEALTH INC. (Registrant)
May 17, 2016	By:	/s/ TIMOTHY L. FIELDING Timothy L. Fielding Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.
Exhibit 99.1
The section entitled "Proposal No. 3—Approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan" of the Company's Proxy Statement (incorporated by reference to the Company's Proxy Statement on Schedule 14A filed on April 15, 2016 (File No. 001-36520)).

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  Item 5.07. Submission of Matters to a Vote of Security Holders.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX